                                                                  EXHIBIT 4.2


NUMBER                   [STAR TELECOMMUNICATIONS, INC.           SHARES
                                     LOGO]
CS                                                           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
INCORPORATED UNDER                                           CUSIP 854923 10 9
THE LAWS OF THE
STATE OF DELAWARE



This Certifies that


Is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                              $.001 PAR VALUE, OF

                         STAR TELECOMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                     [SEAL]

        /s/ KELLY ERION                                  /s/ MARY CASEY
        ---------------                                  --------------
           TREASURER                                        PRESIDENT


                                             COUNTERSIGNED AND REGISTERED:
                                                U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR

                                             BY
                                                           AUTHORIZED SIGNATURE



----------------------------------------------------
AMERICAN BANK NOTE COMPANY         May 14, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807               049236fc
(562) 959-2333
(FAX) (662) 426-7450    270-19X    Proof [SIG] REV 3
----------------------------------------------------

                         STAR TELECOMMUNICATIONS, INC.

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-16.



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AMERICAN BANK NOTE COMPANY    MAR 3, 1997 dw
3504 ATLANTIC AVENUE
SUITE 12                         049236bk
LONG BEACH, CA 90807
(562) 989-2333
(FAX) (562) 426-7450          From      REV 1
----------------------------------------------